                                                                  Exhibit 10.32

                     ESCROW AND ACCOUNT COLLATERAL AGREEMENT

      THIS ESCROW AND ACCOUNT COLLATERAL AGREEMENT (as may be amended from time to time, this "Agreement" or "Escrow Agreement") is made and effective as of March 16, 2000, by and among RIGGS BANK, N.A. (including successors and permitted assignees thereof, "Escrow Agent"), and BIZNESSONLINE.COM, INC. ("BiznessOnline") and each of its direct and indirect Subsidiaries (including successors and permitted assignees thereof, each, a "Borrower"; collectively, the "Borrowers"), and MCG FINANCE CORPORATION, in its capacity as Administrative Agent for Lenders under the Credit Agreement defined below (including successors, assignees, transferees, and pledgees thereof, "Lender Agent"). Unless otherwise defined herein, capitalized terms used herein have the meaning ascribed thereto in the Credit Agreement defined below.

                                R E C I T A L S:

      WHEREAS, Borrowers, Lenders and Lender Agent have entered into (or substantially contemporaneously herewith are entering into) a Credit Facility Agreement (as amended from time to time, the "Credit Agreement") and various other Loan Documents as defined therein pursuant to which Lenders are extending credit to Borrowers on a senior secured basis; and

      WHEREAS, a portion of the Advances under the Credit Agreement will be used by Borrowers to acquire various assets and assume various liabilities pursuant to a certain Asset Purchase Agreement dated as of December 5, 1999 (including all exhibits and schedules thereto and as amended from time to time (but only with the consent of Lender Agent), the "Purchase Agreement"), by and among BiznessOnline, BOL Acquisition Co., III, Inc., Telecon Communications Corporation, a New York corporation ("Telecon"), and the shareholders of Telecon (the "Acquisition"); and

      WHEREAS, Borrowers, Lenders and Lender Agent have determined that it is advisable to fund a portion of the Advances under the Credit Agreement into a pledged escrow account prior to the effectiveness, consummation and closing under the Purchase Agreement (the "Acquisition Closing"); and

      NOW, THEREFORE, for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereby agree as follows:

      1. Account Identification; Borrower Authority. This Agreement applies to the accounts identified below that have been established at Escrow Agent on behalf of Borrowers, and to each other account hereafter established at Escrow Agent on behalf of Borrowers during the effectiveness of this Agreement (collectively, the "Accounts" or "Escrow Accounts"):

            Description of Accounts             Account Numbers
            -----------------------             ---------------
            MCG/BIZNESSONLINE.COM ESCROW        0227 8701

Escrow Agent hereby agrees to deliver written notice to Lender Agent of the establishment of any additional accounts by any Borrower. Each Borrower hereby requests and instructs the Escrow Agent to open and establish the Accounts in the name of Borrowers but with a designation that such Accounts are collateral for and pledged to Lender Agent. Each Borrower (and each officer executing this Agreement on behalf of a Borrower) hereby represents and warrants to Escrow Agent and Lender Agent that such Borrower (and each such officer) has all appropriate power and authority to execute, deliver and perform under this Agreement (including the power and authority to make and give all requests, instructions, appointments, consents and notifications given hereunder).

      2. Transfer and Pledge of Accounts and Covered Property. Each Borrower hereby grants a security interest in, collaterally assigns, transfers, pledges and sets over unto Lender Agent all of such Borrower's right, title and interest in and to the Accounts and all funds, items, instruments, investments, securities and other things of value, and all proceeds thereof (collectively, the "Covered Property"), at any time paid, deposited, credited or held in or in transit to any Account. Lender Agent (subject to the terms of this Agreement) hereafter shall have and be entitled to exercise sole and exclusive dominion and control of the Accounts and all of the Covered Property, and each Borrower (subject to the terms of this Agreement) hereby relinquishes all rights of withdrawal or access to the Accounts and the Covered Property. Each Borrower hereby agrees and covenants that it will not similarly grant, assign, transfer or pledge to any other Person any interest in the Accounts or the Covered Property. Escrow Agent hereby represents and warrants to Lender Agent that no other notices of assignment with respect to any Account or any Covered Property has been received by Escrow Agent.

      3. Appointment and Acceptance of Agency. Each Borrower and Lender Agent each hereby appoints, designates and constitutes Escrow Agent as the "Escrow Agent" with respect to the Accounts and the Covered Property with full power and authority to take such actions, to exercise such powers and to perform such other duties as are expressly delegated and assigned to Escrow Agent by the terms of this Agreement. Escrow Agent hereby accepts such appointment and agrees to act as such Escrow Agent upon the express terms and conditions (but subject to the limitations and qualifications) set forth in this Agreement.

      4. Disbursement of Funds from Accounts.

            a. Except as provided in this Section, Escrow Agent shall not permit any withdrawal or disbursement of funds or other property from the Accounts without the prior written consent of and instruction from Lender Agent.

            b. Upon (i) receipt by Lender Agent of an escrow advance request from Borrowers (such request, an "Escrow Advance Request", which shall contain the information described below) and (ii) a determination by Lender Agent that the Escrow Advance Request is accurate and complete and (iii) delivery to Lender Agent of satisfactory evidence of final approval by the New York Public Service Commission of the Acquisition and (iv) delivery to Lender Agent of satisfactory evidence that none of the Borrowers has commenced or is then subject to a proceeding under Title 11 of the United States Code or under any other law related to bankruptcy, insolvency, liquidation, dissolution or reorganization, readjustment or release of debtors, (v) a determination by

Lender Agent that there does not then exist under the Loan Documents a payment Default or payment Event of Default, then Lender Agent shall instruct Escrow Agent to release and remit the Covered Property as directed by such instruction from Borrowers. The Escrow Advance Request (1) shall certify to Lender Agent that the Purchase Agreement is then effective and that all conditions to the Acquisition Closing under the Purchase Agreement (other than the payment of the purchase price thereunder) have been satisfied, and (2) shall certify to Lender Agent that the Covered Property consisting of cash and immediately available funds in the Accounts exceed the purchase price due under the Purchase Agreement, and (3) shall instruct Lender Agent as to the amounts and wiring information for the Covered Property being released from the Accounts, and (4) shall authorize Lender Agent to instruct Escrow Agent to sell and liquidate all investments in the Accounts and to transfer such funds in accordance with such instructions received from Borrowers.

            c. Notwithstanding any other provision of this Agreement, upon receipt of a written request, instruction and authorization from Borrowers at any time prior to the Acquisition Closing, then Lender Agent shall instruct Escrow Agent (i) to sell and liquidate all investments in the Accounts and (ii) to transfer all such funds in the Accounts to Lender Agent to be applied to the outstanding balance under the Loan Documents in accordance with the terms thereof. Further notwithstanding any other provision of this Agreement, (1) at any time during the occurrence of a payment Default or payment Event of Default under the Loan Documents and/or (2) at any time after April 30, 2000 (as such date may be extended from time to time in the sole and absolute discretion of Lender Agent, the "Escrow Advance Deadline") and/or (3) at any time after the Lender Agent has received notice from the Escrow Agent that Escrow Agent is terminating this Agreement under Section 12 hereof, then Lender Agent may (and each Borrower hereby consents and authorizes Lender Agent to) instruct Escrow Agent (y) to sell and liquidate all investments in the Accounts and (z) to transfer all such funds in the Accounts to Lender Agent to be applied to the outstanding balance under the Loan Documents in accordance with the terms thereof.

      5. Investment of Funds Pending Disbursement.

            a. Each Borrower hereby instructs Escrow Agent to invest and re-invest all of the funds in the Accounts in the "Riggs U.S. Treasury Fund" (a money market account maintained in the Trust Department of Escrow Agent). Lender Agent hereby consents to such investment and re-investment of the funds in the Accounts. The investment election under this Clause may be changed only by written instruction delivered to Escrow Agent by Borrowers with the prior consent of Lender Agent (which consent shall not be unreasonably withheld while no Default is occurring).

            b. Each Borrower and Lender Agent each hereby agrees and consents that Riggs & Co. and/or other affiliates of Escrow Agent from time to time (i) may provide investment advisory and other services to the "Riggs U.S. Treasury Fund" and (ii) may receive fees and other remuneration for such services in accordance with applicable law.

            c. All interest and other income earned on investments in the Accounts shall be for the benefit of BiznessOnline.com, Inc., whose Federal Tax Identification Number is as follows: 06-1519132.

      6. Waiver of Set-off Rights by Escrow Agent. Escrow Agent hereby waives (with respect to all existing and future claims that it may have against any Borrower) all rights of set-off and banker's liens that Escrow Agent may now or hereafter have against the Accounts and the Covered Property that come into the possession of Escrow Agent in connection with the Accounts.

      7. Information Regarding Accounts and Investments. Escrow Agent shall provide Lender Agent and Borrowers with such information with respect to the Accounts and Covered Property as Lender Agent or Borrowers from time to time may reasonably request.

      8. Lender Agent Rights upon Default. Subject to the provisions of Section 4 above, in addition to the rights and remedies expressly granted in this Agreement, upon and during the occurrence of a Default or an Event of Default under the Loan Documents, Lender Agent shall also have all other legal and equitable rights and remedies granted by or available under the other Loan Documents and/or applicable law (including the "self help" and other rights of a secured party under the UCC), all of which rights and remedies shall be cumulative in nature.

      9. Notices. All notices, requests or other communications given to any Borrower, Lender Agent or Escrow Agent shall be given in writing (including by facsimile transmission or similar writing), at the address specified below:

            Lender Agent:     MCG Finance Corporation
                              1100 Wilson Boulevard, Suite 800
                              Arlington, VA  22209
                              Attn: Loan Administration
                              Facsimile:  703-247-7505
                              Telephone:  703-247-7500

            Escrow Agent:     Riggs Bank, N.A. / Riggs & Co.
                              808 17th Street, NW, 10th Floor
                              Washington, DC  20006
                              Attn: Earl Ziegler or Al Behar
                              Facsimile:  202-835-4303
                              Telephone:  202-835-6746

            Borrowers:        BiznessOnline.com, Inc.
                              1720 Route 34
                              P.O. Box 1347
                              Wall, New Jersey 07719
                              Attn: President
                              Facsimile:  732-280-6409
                              Telephone:  732-280-6408
            with a copy to:   Duffy & Sweeney Ltd.
                              300 Turks Head Boulevard
                              Providence, Rhode Island 02903
                              Attn: Michael Sweeney, Esquire
                              Telephone:  (401) 455-0700
                              Facsimile:  (401) 455-0701

Any party may change its address for notices hereunder by notice to each other party hereunder, provided that such change shall not be effective until 2 calendar days after notice of such change. All such notices and other communications will be deemed given and effective (a) if by mail, then upon actual receipt or 5 calendar days after mailing as provided above (whichever is earlier), or (b) if by facsimile, then upon successful transmittal to such party's designated number, or (c) if by telegraph, then upon actual receipt or 2 Business Days after delivery to the telegraph company (whichever is earlier), or
(d) if by nationally recognized commercial courier service, then upon actual receipt or 2 Business Days after delivery to the courier service (whichever is earlier), (e) or if otherwise delivered, then upon actual receipt.

      10. Miscellaneous (Including, Governing Law, Modifications, and Counterparts). This Agreement shall supersede any other agreement (to the extent conflicting herewith) relating to the matters referred to herein (other than the Credit Agreement and other Loan Documents), including any other account agreement between any Borrower and Escrow Agent. This Agreement is binding upon the parties hereto and their respective successors and assigns and shall inure to their benefit. This Agreement may not be changed, amended, modified or waived orally, but only by an instrument in writing signed by each of the parties hereto. Any provision of this Agreement that may prove unenforceable under any law or regulation shall not affect the validity of any other provision hereof. This Agreement shall be governed by, and interpreted in accordance with, the laws of the Commonwealth of Virginia without reference to principles of conflicts of law, provided, however, that the provisions of this Section shall not effect the relative rights and obligations as between Escrow Agent and any Borrower arising or existing under any document establishing and otherwise governing the administration of the Accounts (the "Account Agreement"), the relationship of any Borrower and Escrow Agent, or the interpretation and adjudication of disputes between any Borrower and Escrow Agent that may arise in connection with the Account Agreement. This Agreement may be executed in any number of counterparts which together shall constitute one and the same instrument.

      11. Indemnity; Limitation on Liability. Each Borrower hereby agrees to indemnify and hold Escrow Agent and Lender Agent harmless from and against any and all claims, losses, and liabilities (including the reasonable fees and disbursements of its counsel and of any experts and agents) arising out of or resulting from any of the following events: (a) any Borrower's failure to perform or otherwise observe any of the provisions hereof, or (b) enforcement of any of the provisions hereof by Escrow Agent or Lender Agent, or (c) any Borrower's gross negligence, willful misconduct or fraud. Moreover, neither Escrow Agent nor Lender Agent (nor any director, officer, employee or agent of either thereof) shall have any liability to any Borrower or to Lender Agent (whether sounding in tort, contract or otherwise) for any losses or costs suffered by any such Borrower or Lender Agent that is in any way related to the transactions under or the relationship established by this Agreement, or any course of conduct, course of dealing, statement (whether verbal or written), action or inaction occurring in connection herewith, except to the extent such losses result from its own gross negligence, willful misconduct or fraud. Moreover, any such liability shall be limited to actual, direct, foreseeable losses and shall not include any special, indirect, consequential, punitive or non-foreseeable damages.

      12. Term and Termination. This Agreement shall remain in full force and effect until the earliest to occur of the following: (a) the date on which all Covered Property has been transferred out of the Accounts in accordance with the terms hereof and the Accounts have been terminated, or (b) the date on which Lender Agent shall have delivered written notice to Escrow Agent that the Loan Documents have been satisfied and terminated in accordance with their terms, or
(c) the date on which Borrowers and Lender Agent jointly instruct Escrow Agent in writing that this Agreement is terminated, or (d) 45 calendar days after the date on which Escrow Agent provides written notice to Lender Agent and Borrowers that Escrow Agent intends to terminate its obligations hereunder, or (e) 10 Business Days after the date on which Escrow Agent provides written notice to Lender Agent and Borrowers that Escrow Agent intends to terminate its obligations hereunder as a result of a material violation by a Borrower under an Account Agreement (provided that, prior to any such termination under this Clause "(e)", Escrow Agent shall deliver all of the Covered Property either to another escrow agent designated by Lender Agent or to Lender Agent to be applied to the outstanding balance under the Loan Documents in accordance with the terms thereof).

      13. Forum Selection and Consent to Jurisdiction. Any litigation in any way related to this Agreement, or any course of conduct, course of dealing, statements (whether verbal or written), actions or inactions of Escrow Agent, Lender Agent or any Borrower shall be brought and maintained exclusively in the courts of the Commonwealth of Virginia or in the United States District Court for the Eastern District of Virginia; provided, however, that any suit seeking enforcement against any Borrower may also be brought (at Escrow Agent's or Lender Agent's option) in the courts of any jurisdiction where any Account or any Covered Property may be found or where such Borrower is otherwise subject to personal jurisdiction. Each Borrower hereby expressly and irrevocably submits to the jurisdiction of the courts of the Commonwealth of Virginia and of the United States District Court for the Eastern District of Virginia for the purpose of any such litigation as set forth above and irrevocably agrees to be bound by any final and non-appealable judgment rendered thereby in connection with such litigation. Each Borrower further irrevocably consents to the service of process by registered or certified mail, postage prepaid, or by personal service within or outside the Commonwealth of Virginia. Each Borrower hereby expressly and irrevocably waives (to the fullest extent permitted by law) any objection that such Borrower may have or hereafter may have to the laying of venue of any such litigation brought in any such court referred to above and any claim that any such litigation has been brought in an inconvenient forum.

      14. Jury Trial Waiver. Each Borrower, Escrow Agent and Lender Agent each hereby knowingly, voluntarily and intentionally waive any rights such Person may have to a trial by jury in respect of any litigation (whether as claim, counter-claim, affirmative defense or otherwise) in any way related to this Agreement, or any course of conduct, course of dealing, statements (whether verbal or written), actions or inactions of any such Person. Each

Borrower acknowledges and agrees (a) that such Borrower has received full and sufficient consideration for this provision (and each other provision of this Agreement), and (b) that such Borrower has been advised by (or has had ample opportunity to consult with) legal counsel in connection herewith, and (c) that this provision is a material inducement for Escrow Agent and Lender Agent performing under this Agreement.

      [Balance of Page Intentionally Blank...Signatures on Following Page]

      IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed by duly authorized representatives as of the day and year first above written.

                                          MCG FINANCE CORPORATION
                                          (Lender Agent)

                                                 /s/ Steven Tunney
                                          -----------------------------------
                                          Name:  Steven Tunney
                                          Title: Chief Operating Officer and
                                                 Chief Financial Officer


                                          RIGGS BANK, N.A. (Escrow Agent)

                                                 /s/ O. Clinton Jones, III
                                          -----------------------------------
                                          Name:  O. Clinton Jones, III
                                          Title: Vice President


ATTEST:                                   BIZNESSONLINE.COM, INC.


By:                                       By:    /s/ Mark E. Munro
   ------------------------------            --------------------------------
Name:  Daniel J. Sullivan                 Name:  Mark E. Munro
Title: Vice President                     Title: President and Treasurer

[CORPORATE SEAL]


ATTEST:                                   GLOBAL 2000 COMMUNICATIONS, INC.


By:                                       By:    /s/ Mark E. Munro
   ------------------------------            --------------------------------
Name:  Daniel J. Sullivan                 Name:  Mark E. Munro
Title: Vice President                     Title: President and Treasurer

[CORPORATE SEAL]

ATTEST:                                   ALBANYNET, INC.


By:                                       By:    /s/ Mark E. Munro
   ------------------------------            --------------------------------
Name:  Daniel J. Sullivan                 Name:  Mark E. Munro
Title: Vice President                     Title: President and Treasurer

[CORPORATE SEAL]


ATTEST:                                   WEBWAY INTERNET, INC.


By:                                       By:    /s/ Mark E. Munro
   ------------------------------            --------------------------------
Name:  Daniel J. Sullivan                 Name:  Mark E. Munro
Title: Vice President                     Title: President and Treasurer

[CORPORATE SEAL]


ATTEST:                                   ASCENT NETWORKING, INC.


By:                                       By:    /s/ Mark E. Munro
   ------------------------------            --------------------------------
Name:  Daniel J. Sullivan                 Name:  Mark E. Munro
Title: Vice President                     Title: President and Treasurer

[CORPORATE SEAL]


ATTEST:                                   CYBERZONE, INC.


By:                                       By:    /s/ Mark E. Munro
   ------------------------------            --------------------------------
Name:  Daniel J. Sullivan                 Name:  Mark E. Munro
Title: Vice President                     Title: President and Treasurer

[CORPORATE SEAL]

ATTEST:                                   CARAVELA SOFTWARE, INC.


By:                                       By:    /s/ Mark E. Munro
   ------------------------------            --------------------------------
Name:  Daniel J. Sullivan                 Name:  Mark E. Munro
Title: Vice President                     Title: President and Treasurer

[CORPORATE SEAL]


ATTEST:                                   NECANET, INC.


By:                                       By:    /s/ Mark E. Munro
   ------------------------------            --------------------------------
Name:  Daniel J. Sullivan                 Name:  Mark E. Munro
Title: Vice President                     Title: President and Treasurer

[CORPORATE SEAL]


ATTEST:                                   PRIME COMMUNICATION
                                            SYSTEMS, INCORPORATED


By:                                       By:    /s/ Mark E. Munro
   ------------------------------            --------------------------------
Name:  Daniel J. Sullivan                 Name:  Mark E. Munro
Title: Vice President                     Title: President and Treasurer

[CORPORATE SEAL]


ATTEST:                                   INFOBOARD, INC.


By:                                       By:    /s/ Mark E. Munro
   ------------------------------            --------------------------------
Name:  Daniel J. Sullivan                 Name:  Mark E. Munro
Title: Vice President                     Title: President and Treasurer

[CORPORATE SEAL]

ATTEST:                                   BORG INTERNET SERVICES, INC.


By:                                       By:    /s/ Mark E. Munro
   ------------------------------            --------------------------------
Name:  Daniel J. Sullivan                 Name:  Mark E. Munro
Title: Vice President                     Title: President and Treasurer

[CORPORATE SEAL]


ATTEST:                                   ULSTERNET, INC.


By:                                       By:    /s/ Mark E. Munro
   ------------------------------            --------------------------------
Name:  Daniel J. Sullivan                 Name:  Mark E. Munro
Title: Vice President                     Title: President and Treasurer

[CORPORATE SEAL]


ATTEST:                                   BOL ACQUISITION CO. II, INC.


By:                                       By:    /s/ Mark E. Munro
   ------------------------------            --------------------------------
Name:  Daniel J. Sullivan                 Name:  Mark E. Munro
Title: Vice President                     Title: President and Treasurer

[CORPORATE SEAL]


ATTEST:                                   BOL ACQUISITION CO. III, INC.


By:                                       By:    /s/ Mark E. Munro
   ------------------------------            --------------------------------
Name:  Daniel J. Sullivan                 Name:  Mark E. Munro
Title: Vice President                     Title: President and Treasurer

[CORPORATE SEAL]

ATTEST:                                   BOL ACQUISITION CO. VIII, INC.


By:                                       By:    /s/ Mark E. Munro
   ------------------------------            --------------------------------
Name:  Daniel J. Sullivan                 Name:  Mark E. Munro
Title: Vice President                     Title: President and Treasurer

[CORPORATE SEAL]